UNITED STATES  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2015

Date of Report (Date of earliest event reported)

EVERGREEN-AGRA, INC.

(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

604.764.7646

Registrant's telephone number, including area code

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

It is the position of the issuer that it did not breach its agreement with Strategic Plans Pharma LLC (SPP).

Thee issuers position is SPP did breach its contractual agreement and obligations.It is also the issuer's contention that David Durroure 12113 San Chaliford Ct, Tampa, FL, and Chris Meredith failed to disclose certain material information and failed on obligations that would have changed the issuer’s evaluation of SPP.The issuer has the right to sue SPP for breach of contract. The issuer will continue to monitor SPP and its progress.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly ca used this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

By /s/ Rene Hamouth

Date: April 6, 2015

Rene Hamouth

Chairman of the Board / Director